                                  ABRAMS INDUSTRIES, INC.
                                    Atlanta, Georgia

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To Be Held On August 23, 1995

          The annual meeting of shareholders of ABRAMS INDUSTRIES, INC. (the "Company") will be held on Wednesday, August 23, 1995, at 4:00 P.M., Atlanta time, in the Board Room of the Company, 5775-A Glenridge Drive, NE, Suite 202, Atlanta, Georgia, for the purpose of considering and voting upon the following:

                (1) The election of ten Directors to constitute the Board of Directors until the next annual meeting and until their successors are elected and qualified.

                (2) Such other matters as may properly come before the meeting or any and all adjournments thereof.

          The Board of Directors has fixed the close of business on July 17, 1995, as the record date for the determination of the shareholders who will be entitled to notice of, and to vote at, this meeting or any and all adjournments thereof.



                                            BY ORDER OF THE BOARD OF
                                            DIRECTORS



                                            Joseph H. Rubin
                                            EXECUTIVE VICE PRESIDENT AND
                                            SECRETARY


          ATLANTA, GEORGIA
          JULY 21, 1995


                    IMPORTANT - YOUR PROXY IS ENCLOSED.
          PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY PROMPTLY.
                      NO POSTAGE IS REQUIRED IF MAILED
            IN THE UNITED STATES IN THE ACCOMPANYING ENVELOPE.

                                  ABRAMS INDUSTRIES, INC.

                                     EXECUTIVE OFFICES

                               5775-A Glenridge Drive, NE
                                       Suite 202
                                Atlanta, Georgia 30328


                                   PROXY STATEMENT

          The following information is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for the annual meeting of shareholders to be held on Wednesday, August 23, 1995, at 4:00 P.M., Atlanta time, in the Board Room of the Company, at the above address. A copy of the Company's annual report for the fiscal year ended April 30, 1995, and a proxy for use at the meeting are enclosed with this proxy statement. This proxy statement and the enclosed proxy were first mailed to shareholders on or about July 21, 1995.

                                GENERAL INFORMATION

          Any proxy given pursuant to this solicitation may be revoked, without compliance with any other for- malities, by any shareholder who attends the meeting and gives oral notice of his or her election to vote in person. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company a notice of revocation or a duly executed proxy for the same shares bearing a later date. All proxies of shareholders solicited by the Company which are properly executed and received by the Secretary of the Company prior to the meeting, and which are not revoked, will be voted at the meeting. The shares represented by such proxies will be voted in accordance with the instructions thereon, and unless specifically instructed to vote otherwise, the individuals named in the enclosed proxy will vote to elect all the nominees as set forth in this proxy statement. Abstentions and broker non-votes will be included in determining whether a quorum is present at the Annual Meeting, but will otherwise have no effect on the election of the nominees for Director. A system administered by the Company's transfer agent will tabulate the votes cast.

          The cost of soliciting proxies is paid by the Company. Copies of solicitation material may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Company's common stock, $1.00 par value per share
(the "Common Stock"), and normal handling charges may be paid for such forwarding service. In addition to soliciting by mail, Directors and regular employees of the Company, at no additional compensation, may assist in soliciting proxies by telephone or telegraph.

          As of July 17, 1995, the record date for the annual meeting, there were 2,992,940 shares of Common Stock outstanding and entitled to vote. The holders of Common Stock, the only class of voting stock of the Company outstanding, are entitled to one vote per share.

                        NOMINATION AND ELECTION OF DIRECTORS

          The Board of Directors recommends the election of the ten (10) nominees listed below to constitute the entire Board to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. If, at the time of the annual meeting, any of such nominees should be unable to serve, the persons named in the proxy will vote for such substitutes or vote to reduce the number of Directors for the ensuing year as management recommends. Management has no reason to believe that any substitute nominee or nominees or reduction in the number of Directors for the ensuing year will be required. The affirmative vote of a plurality of the votes cast is required to elect the nominees.

          All of the nominees are now Directors of the Company and have served continuously since their first election. The following information relating to: (1) age as of August 23, 1995; (2) directorships in other publicly-held companies; (3) positions with the Company; (4) principal employment; and (5) Common Stock owned beneficially as of June 30, 1995, has been furnished by the respective nominees. Except as otherwise indicated, each nominee has been or was engaged in his present or last principal employment, in the same or a similar position, for more than five years.

          Bernard W. Abrams announced to the Board of Directors on May 24, 1995, that he will recommend changes in the leadership of the Company to be effective August 23, 1995, the date of the Annual Meeting. Edward M. Abrams will be recommended to become Chairman and Chief Executive Officer, and Joseph H. Rubin will be recommended to become President and Chief Operating Officer. Bernard W. Abrams would remain with the Company as Chairman of the Executive Committee. Such recommendations will be considered by the Board at its August 23, 1995, meeting to be held immediately prior to the Annual Meeting of Shareholders.


                                                                                              SHARES OF COMMON
                                                                                                STOCK OWNED
                                        INFORMATION ABOUT NOMINEES                             BENEFICIALLY
             NAME                              FOR DIRECTOR                                  (PERCENT OF CLASS)
- --------------------             ------------------------------------------                  ------------------
Bernard W. Abrams                A Director of the Company since 1952, he is                      612,208 (1)
                                 Chairman of the Board and Chief Executive                           (20.46%)
                                 Officer of the Company. Mr. Abrams is 70.

Edward M. Abrams                 A Director of the Company since 1953, he is                      628,110 (2)
                                 President and Treasurer of the Company.                             (20.99%)
                                 Mr. Abrams is 68.

Alan R. Abrams                   A Director of the Company since 1992, he is                      137,238 (3)
                                 President of Abrams Properties, Inc.                                 (4.59%)
                                 Mr. Abrams is 40.

J. Andrew Abrams                 A Director of the Company since 1992, he is                      131,135 (4)
                                 a Vice President of Abrams Fixture Corporation.                      (4.38%)
                                 Mr. Abrams is 35.

Paula Lawton Bevington           A Director of the Company since 1992, she is                            200*
                                 Chairman of Servidyne Systems, Inc.
                                 (mechanical engineering services company).
                                 Ms. Bevington is 57.

Richard H. Danielson             A Director of the Company since 1978, he                              1,661*
                                 retired in 1982 as Regional Vice President of
                                 Amoco Oil Company. Mr. Danielson is 74.

                                  2


Donald W. MacLeod                A Director of the Company since 1984, he is                           2,500*
                                 Chairman of the board and Chief Executive
                                 Officer of IRT Property Company (a real
                                 estate investment trust). Mr. MacLeod is 70.

L. Anthony Montag                A Director of the Company since 1969, he is                           5,461*(5)
                                 the owner of A. Montag & Associates
                                 (investment counselors). Mr. Montag is 61.

Joseph H. Rubin                  A Director of the Company since 1983, he is                          19,982*(6)
                                 Executive Vice President and Secretary of the
                                 Company. Mr. Rubin is 52.

Felker w. Ward, Jr.              A Director of the Company since 1992, he is                            2,000*
                                 President of Ward and Associates, Inc.
                                 (investment bankers). He is a Director of
                                 Atlanta Gas Light Company and Bank South
                                 Corporation. Mr. Ward is 62.

*Owns less than 1% of outstanding shares.
==================================================================================================================
(1) Does not include 144,817 shares (4.84% of the outstanding shares) owned by trusts established by the parents of Bernard W. Abrams, and under which
    Bernard W. Abrams and his children are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.

(2) Includes 12,389 shares owned jointly with Mr. Abrams' wife and 19,919 shares owned by Mrs. Abrams. Does not include 144,817 shares (4.84% of the outstanding shares) owned by trusts established by the parents of Edward M.
    Abrams and under which Edward M. Abrams and his children are beneficiaries.
    Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.

(3) Includes 7,532 shares owned by Mr. Abrams as custodian for his minor children, 100 shares owned by his wife and 58,145 shares with respect to which Mr. Abrams holds a power of attorney for his sister.

(4) Includes 58,145 shares with respect to which Mr. Abrams holds a power of attorney for his sister.

(5) Shares are owned by a partnership of which Mr. Montag is the managing partner and in which he has a substantial beneficial interest.

(6) Includes 4,000 shares which may be acquired under presently exercisable stock options, 1,994 shares owned by the Rubin Children Trust of which Mr.
    Rubin is a co-trustee and 1,822 shares owned by Mrs. Rubin.


          Bernard W. Abrams and Edward M. Abrams are brothers. Alan R. Abrams and J. Andrew Abrams are sons of Edward M. Abrams and nephews of Bernard W. Abrams. There are no other family relationships between any Director or Executive Officer and any other Director or Executive Officer of the Company.

             MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

          The Board of Directors held four meetings during the year ended April 30, 1995. All of the Directors attended at least 75% of the aggregate of such meetings and the meetings of each committee of the Board on which they serve, with the exception of L. Anthony Montag who attended 60% of the aggregate of such meetings.

          The Board has a standing Executive Committee consisting of Bernard
W. Abrams, Edward M. Abrams, Alan R. Abrams, J. Andrew Abrams and Joseph H. Rubin. This committee is empowered to conduct the affairs of the Company which do not require the approval of the full Board of Directors. All actions of the Executive Committee are subsequently reviewed and approved by the full Board of Directors. No fees are paid for service on this Committee.

          The Board has a standing Audit Committee currently consisting of Paula Lawton Bevington, Donald W. MacLeod and L. Anthony Montag. This committee is authorized to review the scope and results of audits and recommendations made relating to internal controls by the external and internal auditors; appraise the independence of, and recommend the appointment of the external auditors; and review the adequacy of the Company's financial controls. The Audit Committee held one meeting during the year ended April 30, 1995.

          The Company does not have a Nominating Committee or a Compensation Committee.

                  PRINCIPAL HOLDERS OF THE COMPANY'S SECURITIES
                AND HOLDINGS BY EXECUTIVE OFFICERS AND DIRECTORS

          The following table sets forth as of June 30, 1995, the beneficial ownership of the Common Stock by each "person" (as that term is defined by the Securities and Exchange Commission) who owns of record, or is known by management to own beneficially, more than 5% of the outstanding shares of such stock, by all Executive Officers of the Company who are not Directors, and by all Executive Officers and Directors of the Company as a group.

- ---------------------------------------------------------------------------------------------------------------------
                                                                        Shares of                    Percentage of
                                                                    Common Stock Owned                Outstanding
Name and Address                                                       Beneficially                      Shares
- -------------------------------------------------------             ------------------               --------------

Bernard W. Abrams                                                        612,208 (1)                     20.46%
Post Office Box 76600
Atlanta, Georgia 30358

Edward M. Abrams                                                         628,110 (2)                     20.99%
Post Office Box 76600
Atlanta, Georgia 30358

B. Michael Merritt                                                          -                              -
Post Office Box 76600
Atlanta, Georgia 30358

Richard V. Priegel                                                         l3,933 (3)                      *
Post Office Box 76600
Atlanta, Georgia 30358

All Executive Officers                                                  1,554,428 (4)                    51.94%
       and Directors as a group (12 persons)

*Less than 1%
- -----------------------------------------------------------------------------------------------------------------------

(1) Does not include 144,817 shares (4.84% of the outstanding shares) owned by trusts established by the parents of Bernard W. Abrams, and under which Bernard W. Abrams and his children are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.

(2) Includes 12,389 shares owned jointly with Mr. Abrams' wife and 19,919 shares owned by Mrs. Abrams. Does not include 144,817 shares (4.84% of the outstanding shares) owned by trusts established by the parents of Edward M. Abrams, and under which Edward M. Abrams and his children are beneficiaries. Both trusts are administered by an independent trustee who holds the power to vote and dispose of the shares.

(3) Includes 13,666 shares which may be acquired under presently exercisable stock options.

(4) Includes 17,666 shares which may be acquired under presently exercisable stock options.

                  COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

          The following table sets forth all cash compensation paid by the Company and its subsidiaries (for the purposes of this section collectively referred to as the "Company") to the Chief Executive Officer ("CEO") and the five other Executive Officers for services rendered in all capacities during the Company's last three fiscal years:


                                                                                         Other
                                                            Annual Compensation          Annual          All Other
                Name and                     Fiscal      Salary          Bonus        Compensation    Compensation
           Principal Position                 Year         ($)          ($) (1)         ($) (2)           ($) (3)
- ---------------------------------------------------------------------------------------------------------------------
 Bernard W. Abrams                            1995        341,744        73,693            --               33,614
   Chairman of the Board of Directors         1994        298,090        51,270            --               45,816
     and Chief Executive Officer              1993        234,000        27,960            --               33,451

 Edward M. Abrams                             1995        341,744        73,693            --               32,161
   Director, President and Treasurer          1994        298,090        51,270            --               44,436
                                              1993        234,000        27,960            --               36,297

 Joseph H. Rubin                              1995        251,836        47,233            --               30,459
   Director, Executive Vice President         1994        208,078        32,908            --               42,509
     and Secretary                            1993        196,300        51,032            --               31,797

 Alan R. Abrams                               1995        105,000        26,307            --               16,324
   President, Abrams Properties, Inc.         1994        100,000        29,909            --               22,545
                                              1993         90,500        21,731            --               19,876

 B. Michael Merritt                           1995        103,980      107,913             --               15,845
   President, Abrams Construction,            1994        101,880       91,105             --               14,824
     Inc.                                     1993         96,875       88,817             --               14,296

 Richard V. Priegel                           1995        117,988        6,269             --                1,378
   President, Abrams Fixture                  1994        112,372       87,635             --               14,134
     Corporation                              1993        104,872       12,310             --                6,290
- ---------------------------------------------------------------------------------------------------------------------

(1) Includes cash bonuses, cash profit-sharing and special incentive payments.

(2) Perquisites and other benefits paid by the Company on behalf of some of the Executive Officers do not exceed $8,000 in the aggregate and are not disclosed pursuant to applicable SEC regulations.

(3) Includes amounts credited to participants in the Company's Employee's Deferred Compensation Plan, benefits derived from Company paid premiums on split dollar life insurance policies, amounts credited to employees participating in the Company's Deferred Profit-Sharing Plan, and directors fees.

          The Company has entered into an employment agreement with Mr. Bernard W. Abrams, effective as of August 23, 1995, when Mr. Abrams will cease to be Chairman of the Board and Chief Executive Officer of the Company. The agreement provides that Mr. Abrams will serve initially as Chairman of the Executive Committee, continues for a ten year term or until Mr. Abrams' death or disability if earlier, and provides for an initial annual salary of $200,000 with annual increases of 5%. Mr. Abrams will also be entitled to participate in other employee benefit plans generally provided by the Company.

                  OPTION EXERCISES AND FISCAL YEAR-END VALUES

          The following table shows for the Company's CEO and other Executive Officers named in the Summary Compensation Table above, the number of shares covered by both exercisable and non-exercisable stock options as of April 30, 1995, and the values for "in-the-money" options, based on the positive spread between the exercise price of any such existing stock options and the fiscal year-end price of the Company's Common Stock.

          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
              AND FISCAL YEAR-END OPTION VALUES
                         SHARES                    NUMBER OF SHARES OF SECURITIES          VALUE OF UNEXERCISED
                      ACQUIRED ON    VALUE         UNDERLYING UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS AT
                        EXERCISE    REALIZED             AT APRIL 30, 1995                    APRIL 30, 1995
                                                  --------------------------------------------------------------------
           NAME            (#)          ($)       EXERCISABLE        UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
- ----------------------------------------------------------------------------------------------------------------------
 Bernard W. Abrams         --             --           --                --            $    --          $    --
 Edward M. Abrams          --             --           --                --                 --               --
 Joseph H. Rubin           --             --         4,000               --               7,000              --
 Alan R. Abrams            --             --           --                --                 --               --
 B. Michael Merritt        --             --           --                --                 --               --
 Richard V. Priegel        --             --        13,666               --              13,083              --
- -----------------------------------------------------------------------------------------------------------------------

                          BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

          The objectives of the Company's compensation program are to enhance the profitability of the Company, and thus shareholder value, by aligning compensation with business goals and performance and attracting, retaining and rewarding Executive Officers who contribute to the long-term success of the Company. In furtherance of these goals, the Company's compensation program for Executive Officers includes base salary, annual bonus and, in some cases, stock option incentives.

          SALARY. The Board of Directors of the Company or the Board of Directors of a subsidiary company, as the case may be, determines the base salary for the Executive Officers, including the CEO, based upon the financial performance (including profitability and/or revenues) of the Company or subsidiary, as the case may be, and by the individual's level of responsibility, time with the Company, contribution and performance. Evaluation of these factors is subjective, and no fixed, relative weights are assigned to the criteria considered. The beginning point for determining the salary is the base salary the Executive Officer received in the prior fiscal year. The CEO's salary increase for fiscal 1995 was based primarily upon the Company's financial performance in fiscal 1994, including, among other factors, the growth in per share earnings.

          BONUS. The majority of the Bonuses and All Other Compensation reported in the Annual Compensation Table above was paid pursuant to the Company's profit-sharing plan. In general, all employees meeting certain service requirements are eligible to participate in this plan. The aggregate contribution of the Company is set annually by the Board of Directors and then allocated based on the eligible compensation of participants. As a result, profit-sharing plan allocations are based on the same factors as are the salaries of the Executive Officers.

          The Board of Directors of the Company or the Board of Directors of a subsidiary company, as the case may be, also determines the amount of an annual cash bonus, separate from the profit-sharing plan, for certain of the Executive Officers. These bonuses are based upon the financial performance (including profitability and/or revenues) of the Company or subsidiary, as the case may be, and by the individual's level of responsibility, time with the Company, contribution and performance. The CEO receives no such annual cash bonus.

          STOCK OPTIONS. The Company also maintains a stock option plan to provide additional incentives to certain employees to maximize shareholder values. Options granted pursuant to this plan utilize vesting periods to encourage key employees to continue in the employ of the Company. The Company has granted options from time to time to a limited number of employees, including grants prior to fiscal 1995 to two of the executive officers other than the CEO.

          The Company does not anticipate that the law that serves to cap executive compensation that is deductible by the Company at $1,000,000 will have any impact on the compensation policies of the Company.

          The tables included in the proxy statement and accompanying narrative and footnotes, reflect the decisions covered by the above discussion. The foregoing report has been furnished by the members of the Board of Directors:

       Bernard W. Abrams                                  Richard H. Danielson
       Edward M. Abrams                                   Donald W. MacLeod
       Alan R. Abrams                                     L. Anthony Montag
       J. Andrew Abrams                                   Joseph H. Rubin
       Paula Lawton Bevington                             Felker W. Ward, Jr.

                                DIRECTORS COMPENSATION

          Each Director is paid a retainer of $550 per month and a fee of $1,200 per Board of Directors meeting attended. In addition, Directors who are members of the Audit Committee, but who are not Officers of the Company, are paid a fee of $600 for each Audit Committee meeting attended.

          DIRECTORS' DEFERRED COMPENSATION PLAN. The Company maintains a Directors' Deferred Compensation Plan (the "Deferred Compensation Plan") under which members of the Board of Directors of the Company may elect to defer to a future date receipt all or any part of their compensation as Directors and/or as members of a committee of the Board. For purposes of the Deferred Compensation Plan, "compensation" means the retainer fees and meeting fees payable to such Directors by the Company in their capacities as Directors or as members of the Audit Committee of the Board of Directors.

          The Deferred Compensation Plan is administered by the Executive Committee of the Board of Directors. A committee member may not participate in any decision relating in any way to his individual rights or obligations as a participant under the Deferred Compensation Plan.

          A Director must make an election in writing to be a participant under the Deferred Compensation Plan prior to the first day of the month for which the election is to be effective. An election is effective thereafter until revoked by such Director in writing. Compensation deferred under the Deferred Compensation Plan is credited, for record keeping purposes, to the account for each participating Director and bears interest until paid at an annual rate calculated quarterly equal to the average of the 13-week Treasury Bill rate established at weekly auctions during such quarter. The Company will make payments of deferred compensation and interest earned on such deferred compensation under the Deferred Compensation Plan at the time specified by each participant in a lump sum or, at the sole discretion of the participant, in no more than five equal annual installments. For the year ended April 30, 1995, five members of the Board of Directors (including three Executive Officers who are also Directors) participated in the Deferred Compensation Plan. The Company's obligations under this Plan are not funded.

            COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN ON
               $100 INVESTMENT AMONG ABRAMS INDUSTRIES, INC.,
                 NASDAQ STOCK MARKET (U.S. COMPANIES) AND
                     NASDAQ NON-FINANCIAL STOCKS
                 ASSUMING REINVESTMENT OF DIVIDENDS

          Set forth below is a line graph comparing, for the five-year period ending April 30, 1995, the cumulative total shareholder return (stock price increase plus dividends, divided by beginning stock price) on the Company's common stock with that of (i) all U.S. companies quoted on NASDAQ and (ii) all non-financial companies quoted on NASDAQ. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                           [STOCK PERFORMANCE GRAPH APPEARS HERE]

                                         04/30/90    04/30/91    04/30/92    04/30/93    04/30/94    04/30/95
                                         ---------------------------------------------------------------------
 Abrams Industries, Inc.                  $100.00    $ 69.36    $ 96.33     $113.74     $146.16      $115.43
 NASDAQ Stock Market (US Companies)       $100.00    $118.84    $144.08     $165.56     $184.30      $214.22
 NASDAQ Non-Financial Stocks              $100.00    $121.19    $142.24     $156.60     $175.16      $201.49

                                  8

                       BOARD INTERLOCKS AND INSIDER PARTICIPATION

          The Board of Directors of the Company and of each subsidiary determines the annual compensation payable to its respective Executive Officers. The following directors of the Company served as officers or employees of the Company or one of its subsidiaries during the last fiscal year or prior thereto: Messrs. Bernard W. Abrams, Edward M. Abrams, Alan R. Abrams, J. Andrew Abrams and Joseph H. Rubin.

             INFORMATION CONCERNING THE COMPANY'S INDEPENDENT AUDITORS

          KPMG Peat Marwick LLP were the principal independent public accountants for the Company during the year ended April 30, 1995. Representatives of KPMG Peat Marwick LLP are expected to be present at the shareholders' meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Board of Directors has not selected auditors for the present fiscal year because the matter has not yet been considered.

                          SHAREHOLDERS PROPOSALS

          In accordance with the provisions of Rule 14a-8(a)(3)(i) of the Securities and Exchange Commission, proposals of shareholders intended to be presented at the Company's 1996 annual meeting of shareholders must be received by the Company at its executive offices on or before March 23, 1996, in order to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.

                               OTHER MATTERS

          The Board of Directors knows of no other matters to be brought before the annual meeting. However, if other matters should come before the annual meeting, it is the intention of each person named in the proxy to vote the proxy in accordance with his judgment of what is in the best interest of the Company.



                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     Joseph H. Rubin
                                     EXECUTIVE VICE PRESIDENT AND SECRETARY

ATLANTA, GEORGIA
JULY 21, 1995

                          ABRAMS INDUSTRIES, INC.

       This Proxy is Solicited by the Board of Directors for the Annual Meeting of Shareholders to Be Held on August 23, 1995

      The undersigned shareholder of Abrams Industries, Inc. hereby constitutes and appoints Bernard W. Abrams and Joseph H. Rubin, and either of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and to vote all of the undersigned's shares of Common Stock of Abrams Industries, Inc. at the Annual Meeting of Shareholders to be held in Atlanta, Georgia, on Wednesday, the 23rd day of August, 1995 at 4:00 P.M., and at any and all adjournments thereof as follows:

      (1)  Election of Directors

      / /  FOR all nominees listed below               / / WITHHOLD AUTHORITY to vote for all nominees listed below
           (except as marked to the contrary
           below)

           NOMINEES: BERNARD W. ABRAMS; EDWARD M. ABRAMS; ALAN R. ABRAMS; J. ANDREW ABRAMS; PAULA LAWTON BEVINGTON; RICHARD
           H. DANIELSON; DONALD W. MACLEOD; L. ANTHONY MONTAG; JOSEPH
           H. RUBIN; AND FELKER W. WARD

           (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
           INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

          -----------------------------------------------------------------

      (2) For the transaction of such other business as may lawfully come before the meeting; hereby revoking any proxies as to said shares heretofore given by the undersigned and ratifying and confirming all that said attorneys and proxies may lawfully do by virtue hereof.

      It is understood that this Proxy covers discretionary authority in respect to matters not known to or determined by the undersigned at the time of mailing of notice of the meeting.

      THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ELECTION OF THE PERSONS NAMED IN THE PROXY STATEMENT, AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

      The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated July 21, 1995, and the Proxy
Statement furnished herewith.

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

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Date and signed ____________________, 1995       -------------------------------------------------------------------
                                                 Signature should agree with name hereon.  Executors, administrators, trustees, guardians and attorneys should so indicate when signing.
                                                 For joint accounts each owner should sign.  Corporations should sign full corporate name by duly authorized officer.)

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      This Proxy is revocable at or at any time prior to the meeting.
Please sign and return this Proxy to Trust Company Bank, Attn:
Corporate Trust Department, P.O. Box 4825, Atlanta, Georgia 30302, in the accompanying prepaid envelope.